SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2003

OTTER TAIL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-00368	41-0462685
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN (Address of principal executive offices)	56538-0496 (Zip Code)

Registrant’s telephone number, including area code: (866) 410-8780

(Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition
Signature
EXHIBIT INDEX
EX-99.1 Press Release

Item 12. Results of Operations and Financial Condition

     On July 28, 2003, Otter Tail Corporation issued a press release concerning financial results for the second quarter of 2003, a copy of which is furnished herewith as exhibit 99.1.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION
Date: July 28, 2003

	By	/s/ Kevin G. Moug

Kevin G. Moug
Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press release, dated July 28, 2003

3